UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2021

Jackson Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40274	98-0486152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Corporate Way Lansing, Michigan		48951
(Address of principal executive offices)		(Zip Code)

(517) 381-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	JXN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On August 6, 2021, the registration statement on Form 10, as amended (File No. 001-40274) (the “Registration Statement”) filed by Jackson Financial Inc. (the “Company”) registering the Company’s Class A common stock, par value $0.01 per share, under the Securities Exchange Act of 1934 was declared effective.

On August 6, 2021, in connection with the effectiveness of the Registration Statement, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	Demerger Agreement, dated as of August 6 , 2021, between Prudential plc and Jackson Financial Inc., a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein;

•

Registration Rights Agreement, dated as of August 6 , 2021, among Jackson Financial Inc., Prudential plc and Athene Co-Invest Reinsurance Affiliate 1A Ltd., a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein; and

•

Letter Agreement, dated as of August 6, 2021, by and among Prudential plc, Jackson Financial Inc. and Athene Co-Invest Reinsurance Affiliate 1A Ltd, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

The terms and conditions of such agreements are the same as the terms and conditions of such agreements as previously reported in the Registration Statement.

Item 8.01.	Other Events

The Registration Statement includes as an exhibit thereto a preliminary information statement. On August 6, 2021, the Registration Statement was declared effective. The final information statement, dated August 6, 2021, is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Demerger Agreement, between Prudential plc and Jackson Financial Inc., dated as of August 6, 2021.

10.1	Registration Rights Agreement, among Jackson Financial Inc., Prudential plc and Athene Co-Invest Reinsurance Affiliate 1A Ltd., dated as of August 6, 2021.

10.2	Letter Agreement by and among Prudential plc, Jackson Financial Inc. and Athene Co-Invest Reinsurance Affiliate 1A Ltd., dated as of August 6, 2021.

99.1	Information Statement of Jackson Financial Inc., dated August 6, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON FINANCIAL INC.

By:	/s/ Marcia Wadsten
Marcia Wadsten
Executive Vice President and
Chief Financial Officer

Date: August 6, 2021